EXHIBIT 10.3

                       FIRST AMENDMENT TO CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO CREDIT AGREEMENT is made as of the 9 day of March, 1999, by and between TECHNISOURCE, INC., a Florida corporation, and TECHNISOURCE OF FLORIDA, INC., a Florida corporation, a wholly-owned subsidiary of Technisource, Inc. (collectively, the "Borrower"), and NATIONSBANK, N.A., a national banking association (the "Lender").

                               W I T N E S S E T H:

     WHEREAS, the Borrower and the Lender previously entered into that certain Credit Agreement dated as of January 29, 1999 (the "Credit Agreement");

     WHEREAS, the Borrower has requested, and the Lender has agreed, to modify and extend the Loan, subject to the terms and conditions contained herein and in the Credit Agreement; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement as provided herein.

     NOW, THEREFORE, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the loans or extensions of credit heretofore now or hereafter made or to be made for the benefit of the Borrower by the Lender, the parties do hereby agree as follows:

1. The Borrower and the Lender agree that the recitals set forth above are true, correct, and complete, and are hereby incorporated herein.

2. All capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

3. The definition of "Interest Coverage Ratio" contained in Section 1.1 of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         "INTEREST COVERAGE RATIO" shall mean (i) Borrower's Adjusted EBITL; divided by (ii) the sum of Interest Expense and Rentals for the Borrower.

4. The definition of "Revolving Credit Maturity Date" contained in Section 1.1 of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         "REVOLVING CREDIT MATURITY DATE" shall mean the date the Revolving Credit Commitment will mature, which for the purposes of this Agreement is April 30, 2002.
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5.   The following definition is hereby added to Section 1.1 of the Credit
     Agreement effective from and after the date hereof:

         "FIXED CHARGE COVERAGE RATIO" shall mean (i) Borrower's Adjusted EBITDA plus Rentals less Capitalized Lease Obligations less dividends; divided by
     (ii) the sum of Interest Expense, current maturities of long term debt, Capitalized Lease Obligations and Rentals for the Borrower.

6. Subsection 2.1(c) of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

             (c) INTENTIONALLY DELETED.

7. Subsection 2.7(a) of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

             (a) COMMITMENT FEE: A commitment fee equal to Sixty-two Thousand Five Hundred Dollars ($62,500.00) due and payable on or before the Closing Date, and an additional One Hundred Twenty-five Thousand Dollars ($125,000.00) due and payable on or before March 9, 1999.

8. Section 9.17 of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

         9.17 MANAGEMENT.

         With respect to Borrower, (a) maintain Joseph W. Collard and James F. Robertson as active members of the day-to-day management team of Borrower, or (b) maintain such other active members of the day-to-day management team of Borrower as Borrower shall propose in a succession plan which must be
     (i) submitted to Lender within sixty (60) days after Joseph W. Collard or James F. Robertson ceases to be actively involved in the day-to-day management of Borrower and (ii) acceptable to Lender in its reasonable discretion.

9. The following Section 9.19 is hereby added to the Credit Agreement effective from and after the date hereof:

         9.19 FIXED CHARGE COVERAGE RATIO.

         At all times, Borrower shall maintain a Fixed Charge Coverage Ratio equal to or exceeding 1.2 to 1.0. The Fixed Charge Coverage Ratio shall be tested annually, utilizing the consolidated year-end financial statements of the Borrower and its Subsidiaries.

10. Section 10.7 of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:
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         10.7 INVESTMENTS.

         Make or suffer to exist any Investments, except that this prohibition shall not apply to (i) the purchase of direct obligations of the government of the United States of America, or any agency thereof, or obligations unconditionally guaranteed by the United States of America; (ii) certificates of deposit of any bank organized or licensed to conduct a banking business under the laws of the United States or any State thereof;
     (iii) Investments in commercial paper which, at the time of acquisition by the Borrower or any Subsidiary, is accorded the highest rating category by a nationally recognized credit rating agency; (iv) other Investments of the Borrower existing as of the date of execution hereof as shown on Schedule II hereof; and (v) Investments made in conformity with the Investment Guidelines as shown on Exhibit "F" hereof.

11. Exhibit "F" attached to this Amendment is hereby added as Exhibit "F" to the Credit Agreement effective from and after the date hereof.

12. Subsection 12.1(c) of the Credit Agreement is hereby amended and restated so that, from and after the date hereof, it shall read in its entirety as follows:

              (c) The Borrower shall default in the performance of any other agreement, covenant or obligation contained in this Agreement (other than the defaults specifically enumerated in this Section 12.1), and any such default shall not be cured within ten (10) days after notice thereof is sent by the Lender to the Borrower; or

13. Borrower agrees to pay on demand all reasonable costs and expenses of the Lender (as more fully set forth on the Expense and Disbursement Statement of even date herewith executed by Borrower and Lender) in connection with the preparation, printing, execution, and delivery of this Amendment and the other instruments and documents to be delivered hereunder and thereunder, including the reasonable fees and out-of-pocket expenses of legal counsel for the Lender, with respect thereto, and the reasonable fees of independent public accountants, and other outside experts retained by the Lender in connection with the enforcement of this Amendment and the other instruments and documents to be delivered hereunder. In addition, the Borrower shall pay any and all stamp and other taxes payable or determined to be payable in connection with the execution and delivery of this Amendment and the instruments and documents to be delivered hereunder, and agrees to save the Lender harmless from and against any and all liabilities with respect to or resulting from any delay in paying or omitting to pay such taxes. All obligations provided for in this paragraph shall survive any termination of this Amendment or the Credit Agreement.

14. Lender acknowledges that the making and performance of the Credit Agreement (as amended by this Amendment), the Note and applicable Related Documents dated as of January 29, 1999, was approved and ratified by the Board of Directors of each Borrower on February 3, 1999, and Lender agrees that the representations, warranties and statements contained in Section 8.2 of the Credit Agreement (and similar provisions in

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     any of the Related Documents) to the contrary are hereby amended to the extent necessary to reflect the date of such approval and ratification.

15. WAIVER AND RELEASE. AS A MATERIAL INDUCEMENT FOR THE LENDER TO EXECUTE THIS AMENDMENT, THE BORROWER DOES HEREBY RELEASE, WAIVE, DISCHARGE, COVENANT NOT TO SUE, ACQUIT, SATISFY AND FOREVER DISCHARGE THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS AND ITS AFFILIATES AND ASSIGNS FROM ANY AND ALL LIABILITY, CLAIMS, COUNTERCLAIMS, DEFENSES, ACTIONS, CAUSES OF ACTION, SUITS, CONTROVERSIES, AGREEMENTS, PROMISES AND DEMANDS WHATSOEVER IN LAW OR IN EQUITY WHICH THE BORROWER EVER HAD, NOW HAS, OR WHICH ANY PERSONAL REPRESENTATIVE, SUCCESSOR, HEIR OR ASSIGN OF THE BORROWER HEREAFTER CAN, SHALL OR MAY HAVE AGAINST THE LENDER, ITS OFFICERS, DIRECTORS, EMPLOYEES, ATTORNEYS AND AGENTS, AND ITS AFFILIATES AND ASSIGNS, FOR, UPON OR BY REASON OF ANY MATTER, CAUSE OR THING WHATSOEVER, THROUGH THE DATE HEREOF. THE BORROWER FURTHER EXPRESSLY COVENANTS WITH AND WARRANTS UNTO THE LENDER AND ITS AFFILIATES AND ASSIGNS, THAT THERE EXIST NO CLAIMS, COUNTERCLAIMS, DEFENSES, OBJECTIONS, OFFSETS OR CLAIMS OF OFFSET AGAINST THE LENDER OR THE OBLIGATION OF THE BORROWER TO PAY THE LENDER ALL AMOUNTS OWING UNDER THE NOTE, THE CREDIT AGREEMENT AND ALL ASSOCIATED LOAN DOCUMENTS AS AND WHEN THE SAME BECOME DUE AND PAYABLE.

16. REAFFIRMATION BY BORROWER. THE BORROWER ACKNOWLEDGES AND REAFFIRMS THAT ALL WARRANTIES, REPRESENTATIONS AFFIRMATIVE COVENANTS AND NEGATIVE COVENANTS SET FORTH IN THE CREDIT AGREEMENT REMAIN IN FULL FORCE AND EFFECT ON THE DATE HEREOF AS IF MADE ON THE DATE HEREOF.

17. AMENDED AGREEMENT. THIS AGREEMENT AMENDS THE CREDIT AGREEMENT, AND THE BORROWER ACKNOWLEDGES AND AGREES THAT THE SECURITY INTERESTS, RIGHTS, DUTIES, AND OBLIGATIONS OF THE BORROWER AND THE LENDER CREATED BY THE CREDIT AGREEMENT ARE NOT EXTINGUISHED, BUT ARE REAFFIRMED AND REMAIN IN FULL FORCE AND EFFECT AS PROVIDED IN THE CREDIT AGREEMENT. IN THE EVENT OF ANY CONFLICT BETWEEN THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT AND THE TERMS AND PROVISIONS OF THIS AMENDMENT, THE TERMS AND PROVISIONS OF THIS AMENDMENT SHALL CONTROL AND PREVAIL.

18. MANDATORY ARBITRATION. Any controversy or claim between or among the parties hereto including but not limited to those arising out of or relating to this Amendment or any related agreements or instruments, including any claim based on or arising from an alleged tort,

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     shall be determined by binding arbitration in accordance with the Federal
     Arbitration Act (or if not applicable, the applicable state law), the Rules of Practice and Procedure for the Arbitration of Commercial Disputes of Judicial Arbitration and Mediation Services, Inc. (J.A.M.S.), and the "Special Rules" set forth below. In the event of any inconsistency, the Special Rules shall control. Judgment upon any arbitration award may be entered in any court having jurisdiction. Any party to this Amendment may bring an action, including a summary or expedited proceeding, to compel arbitration of any controversy or claim to which this Amendment applies in any court having jurisdiction over such action.

     (a) SPECIAL RULES. The arbitration shall be conducted in the city of the Borrower's domicile at time of this Amendment's execution and administered by Endispute, Inc. d/b/a J.A.M.S./Endispute who will appoint an arbitrator; if J.A.M.S./Endispute is unable or legally precluded from administering the arbitration, then the American Arbitration Association will serve. All arbitration hearings will be commenced within ninety (90) days of the demand for arbitration; further, the arbitrator shall only, upon a showing of cause, be permitted to extend the commencement of such hearing for up to an additional sixty (60) days.

     (b)  RESERVATION OF RIGHTS. Nothing in this Amendment shall be deemed to
          (i) limit the applicability of any otherwise applicable statutes of limitation or repose and any waivers contained in this Amendment; or
          (ii) be a waiver by Lender of the protection afforded to it by 12 U.S.C. ss.91 or any substantially equivalent state law; oR (iii) limit the right of Lender (A) to exercise self help remedies such as (but not limited to) setoff, or (B) to foreclose against any real or personal property collateral, or (C) to obtain from a court provisional or ancillary remedies such as (but not limited to) injunctive relief or the appointment of a receiver. Lender may exercise such self help rights, foreclose upon such property, or obtain such provisional or ancillary remedies before, during or after the pendency of any arbitration proceeding brought pursuant to this Amendment. Neither this exercise of self help remedies nor the institution or maintenance of an action for foreclosure or provisional or ancillary remedies shall constitute a waiver of the right of any party, including the claimant in any such action, to arbitrate the merits of the controversy or claim occasioning resort to such remedies.
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     IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Credit Agreement as of the day and year first above written.

                                [BORROWER]:

                                TECHNISOURCE, INC.,
                                a Florida corporation

                                By: /s/ JOSEPH W. COLLARD
                                ----------------------------
                                Joseph W. Collard, President

                                TECHNISOURCE OF FLORIDA, INC.,
                                a Florida corporation

                                By: /s/ JOSEPH W. COLLARD
                                ----------------------------
                                Joseph W. Collard, President

                                [LENDER]:

                                NATIONSBANK, N.A., a national banking
                                association

                                By: /s/ DOUGLAS E. ROBERTS
                                --------------------------
                                Douglas E. Roberts,
                                Senior Vice President

                      [ACKNOWLEDGMENTS APPEAR ON NEXT PAGE]

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